GMX RESOURCES INC.

GMXR

NASDAQ Global Select Market

San Francisco

IPAA

OGIS

www.gmxresources.com

The date of these presentation materials is September 21, 2007 v01

IPAA-OGIS San Francisco Conference; October 1-3, 2007

Certain Reserve Information

- The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Forward Looking Statements

- This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the company's financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company's properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company's properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company's ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company's reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.

Drilling Schedule Statement

- The drilling schedules in this presentation have been prepared based on our current understanding of PVOG's current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.

Research Reports

- Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.

Rapidly Growing "Pure Play" E&P Co.

8 Rigs Drilling Cotton Valley Gas Resource Play, Sabine Uplift, E. TX

High Quality Unconventional Resources; Cotton Valley Tight Sands; 716 gross /419 net CV Locations [1]; 193 gross/102 net CV Producers; 27% Drilled! Future Development: 40 Acre through 2010 & 20 Acre through 2014. Multiple Targets; Travis Peak/Pettit 34 gross/28 net wells; Bossier Gas Shale.


TEXAS
LOUISIANA
Harrison
Bossier
Caddo
Gregg
Smith
Cherokee
Rusk
Panola
De Soto
Repeatable
Organic Growth
FEET
Eagleford
Woodbine
Paluxy
Henderson
Rodessa
Jones
Pettit
Travis Peak
Cotton Valley

* Production data from IHS Dwights, February 2007.

(1) YE06 locations 40 acre density total; includes unit leasing & unitization

Low Risk Resource – Sabine Uplift

➢100% Drilling Success 193 GMXR Cotton Valley Wells; Long Lives [2]

Production


Bcfe
9
6
3
0
Guidance
Actual 1H07 Production
0 Rigs
1.1
0 -2 Rigs
1.2
1 -4 Rigs
2.2
4 -8 Rigs
4.3
7-8 Rigs
8.6
3.8
2003
2004
2005
2006
2007 (1)

Daily Avg. / Qtr.
59% Operated Production


Mcfe/d
25
20
15
10
5
0
Actual Beats Guidance
New Guidance
Mar-04
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07 (1)

(1) Actual Production 1H07 & Company Guidance (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.

Steady Organic Growth Natural Gas (1)

Actual Beats Guidance

New Guidance

1H07	3.84 BCFE	vs. 1H06	1.78 BCFE	*116% Increase*
3Q07	2.25 BCFE	vs. 3Q06	1.15 BCFE	*96% Increase*
YE07	8.60 BCFE	vs. YE06	4.30 BCFE	*100% Increase*

Production Growth / Qtr.


BCFE
0.0
0.5
1.0
1.5
2.0
2.5
0.4
0.5
0.5
0.8
0.9
0.9
1.2
1.4
1.8
2.0
2.25
1Q05
3Q05
1Q06
3Q06
1Q07
3Q07g

#1 Focus!!

(1) 3Q07 & YE07 are Company estimates

Building Shareholder Value

YE07	**372 BCFE** (3)	***44%***	***Increase***
YE06	**258 BCFE** (2)	***59%***	***Increase***
YE05	**162 BCFE** (1)	***153%***	***Increase***

Reserve Growth



BCFE
450
400
350
300
250
200
150
100
50
0
53
64
162
258
372
YE03
YE04
YE05
YE06
YE07 (3)

Analyst Average

	Pricing	
YE05	$11.225 mmbtu	$61.04 bbl
YE06	$6.29 mmbtu	$61.05 bbl

(3) Analyst's Proved Reserves Forecast		YE 07
Ferris, Baker Watts, Inc.	2/27/07	388 BCFE
Sidoti & Company, LLC	2/21/07	387 BCFE
Pritchard Capital Partners, LLC	4/18/07	375 BCFE
Pickering Energy Partners, Inc.	5/9/07	364 BCFE
Howard Weil, Inc.	2/15/07	345 BCFE
A.G. Edwards & Sons, Inc.	4/17/06	
Capital One Southcoast, Inc.	4/7/06	

(1) Sproule Associates, Inc. 12/31/04 & 12/31/05

(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.

Growth for the Future: Reserves & Potential [5]


258 BCFE
442 BCFE
420 BCFE
260 BCFE

2006 Proved Reserves [1]
19%
19 mcfe / share

UCV & Travis Peak / Pettit [2]
Low-Risk Probable
32%
33 mcfe / share

UCV 20 A. Downspacing [3]
Additional Potential Upside
30%
31 mcfe / share

LCV Bossier / Haynesville [4]
3P Possible
19%
19 mcfe / share

Delineated Potential for the Shareholder
~ 102 mcfe / share

(1) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. PUDS: CVS 264 gross / 160 net 176 BCFE 2:1 Producers. 9 TP/P gross & net 5 BCFE. 60% GMXR Operated. (2) 07/12/07 Company internal projections EUR for 80s & 40s are the same. Probable CVS 333 gross / 203 net (40 Acres). (3) 20 Acre Downspacing CVS 716 gross / 419 net ~ 31% of gas-in-place – GMX Internal Calculations. (4) 7-10% of gas-in-place as measured by open hole logging suite. (5) Reserves & potential are un-risked, undiscounted and mostly un-drilled and require 100's of $ millions to develop.

100% CAPEX for Drill Bit Growth! [1]

Gross / Net	2007 7-8 Rigs [1]
110 / 64	Upper Cotton Valley Sand - Vertical Wells
	15 - 20 Acre Locations Planned for 2007
11 / 8	Travis Peak - Hosston / Pettit Twins
2 / 1	LCV - Horizontal Wells
123 / 73	2007 Projected Well Additions
55 / 32.75	1H07 Actual Well Additions [2]

	2007 *GMXR* CAPEX
2007 Drilling & Completion Cost	$137 mm
2006 UCV Remaining Well Completions	$18 mm
Rigs, Pipeline, Compressors, Other Equipment & Misc.	$22 mm
Total CAPEX	**$177 mm**

59% Operated Production

[1] 2007 are Company estimates based on past rig performance, estimated prices and existing contracts.
[2] This counts wells which have been drilled and may not yet have been completed

Recent Developments and Plans

- 15 - 20 Acre Pilot Tests Planned by *GMXR* in 2007
  - 1st Three 20 Acre Pilot Well; 24 Hr. I.P. Avg. 1,571 mcfepd
    - Production continues to be normal
- 20 Acre Optional Drilling Units for Carthage North Field – Final Order Issued

  New Field Rules 20 acre density, 600' well separations, 467' from lease line

  Potentially Doubles CVS Locations to 1,432 gross / 838 Net
- Micro Seismic Study Confirms 20 Acre Density is Justified
- GMXR is conducting a 400 Foot Core Study of Taylor Sands; Taylor Lime & Bossier Shale Objective; Measure Gas in Place & Stimulation Enhancement
- **20 Acre Development in Area by:** GDP, HK/KCS, Devon & XTO
- **10,000 mcfgpd Nat Gas Production Hedged thru 2008 @ $7.51 MMBTU "HSC" ~ NYMEX $8**
- **5,000 bbls/month Oil Production Hedged from Sept. 1, 2007 – Dec. 31, 2008 @ $70 per bbl**
  - $7.46 Natural Gas Hedge 200,000 MMBTU per Month, Houston Ship Channel thru December 2008
  - $7.60 Natural Gas Hedge 100,000 MMBTU per Month, HSC August 2007 thru December 2008
  - More Hedging Possible
- **26 mmcfepd Net Production 9/22/07 – 7 Day Average**

Financial & CAPEX Highlights

Balance Sheet Summary

($ in thousands)	Actual 12/31/2006	Actual 6/30/2007
Cash and Cash Equivalents	$4,960	$5,520
Oil & Natural Gas Properties	$157,300	$238,732
Total Assets	$210,323	$295,695
Long-Term Debt	$41,820	$46,708
Shareholders Equity	$131,481	$202,320
LTD to Equity	**31.81%**	**23.09%**

Low Leverage

CAPEX Funding 2007

Budgeted CAPEX (1)	**$177 mm**
'Prudential' 2nd Lein Debt 7.58% (3)	$30 mm
2007 Add'l Bank Debt (4)	$32 mm
2007 Equity (2) ($34.82)	$65 mm
Cash Flow & Working Capital	$50 mm
Total	**$177 mm**

(1) Capital expenditures may increase or decrease depending on commodity prices, service companies costs and number of wells drilled.
(2) Reflects net proceeds of $65.5 million from 2 million share common stock offering on February 7, 2007.
(3) On July 31, 2007, established $30 mm note secured with 2nd lien on Company assets.
(4) Bank debt at 1/1/07 was $40 mm, current line is $62 mm, year-end estimated to be $72 mm.

GMXR's 5 Yr. & 2006 Economic Performance Comparisons

All Sources F&D Cost 5 Year Avg. (1)


$ / MCFE
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
GMXR 2nd Best
5 Yr. Avg.

All Sources F&D Cost 2006 MCFE (2)


$-
$1
$2
$3
$4
$5
$6
$7
$8
$9
$ / MCFE
GMXR 3rd Best
2006

Reserve Replacement 5 Year Avg.


-100%
400%
900%
1400%
1900%
GMXR #1
5 Yr. Avg.

% of Total Cost Incurred for O&G Dev.


GMXR #1
5 Yr. Avg.
0%
20%
40%
60%
80%
100%

% of Total Cost Incurred for O&G Dev.


GMXR #2
Highest
2006
0%
20%
40%
60%
80%
100%

Full Cycle Economics


GMXR 2nd Best
5 Year Average

Year-End Reserves to Production Ratio


GMXR #1
2006
0
10
60
Years

Source: Howard Weil 2006 Reserve and Finding Cost Study

Definitions

All Sources = Total Cost Incurred / Total Reserve Additions

Drilling = Land Acquisition Costs + Explorations + Development / Drilling Reserve Additions

Drilling & Revision = Land Acquisition Costs + Exploration + Development / (Drilling Reserve Additions + Revisions to Reserves)

Acquisitions = Reserve Acquisition Costs / Reserve Acquisition Additions

Full Cycle Economics = Cash Flow / All-Sources Finding Cost

(1) NFG omitted $22.50 (2) Omitted WLL $84.00, MMR $15

2Q07 & 1H07 Financial Results

- **Record oil & gas production 2.049 BCFE & 3.84 BCFE**
  - Up 122% from .925 BCFE in the 2Q06
  - Up 116% from 1.78 BCFE in the 1H06

Higher: Production Revenues

- **Record oil & gas sales amount $16.5 million & $29.6 million**
  - Up 155% from $6.5 million in 2Q06
  - Up 125% from $13.2 million in 1H06

- Lease operating expense $1.04 MCFE & $.97 per MCFE

- Production & severance taxes $.34 MCFE & .$.31 per MCFE
  - Down 38% from $.55 MCFE in the 2Q06
  - Down 43% from $.54 MCFE in the 1H06

Lower Costs per Unit: Tax; G&A

- **General & administrative expenses $1.03 MCFE & $1.01 per MCFE**
  - **Down 29% , from $1.46 in 2Q06**
  - **Down 29% , from $1.43 in 1H06**

- **Record Non-GAAP DCF of $11.4 million & $20.7 million**
  - Up 171%, compared to $4.2 million in 2Q06
  - Up 139%, compared to $8.7 million in 1H06

Record DCF = Excellent Qtr. & YTD

- **Diluted earnings per share $.26 & $.47**
  - Up 86% from $.14 in 2Q06
  - Up 42% from $.33 in 1H06

* DCF = Discretionary Cash Flow

GMX RESOURCES INC.

Carthage North GMXR / PVA Joint Venture


Harrison
Texas
PVA / GMXR
5 – 20 Acre Tests
2007 GMXR Plan
7 – 20 Acre Tests
1st 3 - 20 Acre Pilot's
Production normal
PVA / GMXR
3 – 20 Acre Tests
Panola
0 7,070
FEET
JV 30% Area
GMXR 100% Acreage
JV 50% Area
Permitted Wells
Horizontal Well
CV Gas Well
20 Acre Well Location

2007 Drilling Plan & Update (1)

JV 30% Area - *GMXR* 30% WI

Vertical Program

- **Drill 36 gross / 11 net Vertical UCV Wells**
- **Drill 2 gross/.6 net Travis Peak Twins**
- **YTD 27 gross/ 8.1 net Vertical UCV Wells**
- **Total 98 gross / 28.9 net**

GMXR 100% Area - 100% WI

Vertical Program

- **Drill 28 gross & net Vertical UCV Wells**
- **Drill 5 Travis Peak Twins**
- **YTD 25 gross & net**
- **Total 54 gross & net**

JV 50% Area – *GMXR* 50% WI

Vertical Program

- **Drill 42 gross / 21 net Vertical UCV Wells**
- **Drill 2 gross/1 net Horizontal UCV&LCV**
- **Drill 4 gross /2 net Travis Peak Twins**
- **YTD 28 gross / 14 net**
- **Total 41 gross / 19.8 net**

Map as of September 20, 2007. CV wells only. Wells < 8500' omitted.

(1) Company internal estimates; Schedule dependant upon rig efficiency. Number of wells to be drilled in all areas are estimated. Net ownership of wells will increase by leasing & unitization. Wells assume 30 days spud to spud for vertical conventional rigs UCV; 15 days spud to spud for flex rigs & 30-45 days spud to spud for horizontal wells, updated 7/12/07.

Harrison County Cotton Valley Sands *

1088 Active Wells 1957 Jan. (50 Yrs Old);

Shelby Opr. Inc. A.G. Birdwell #2

API 42-203-01587; 2.35 BCFE

22 Wells Over 30 Yrs Old

Cotton Valley 20 Acre Development & Regional Production



Harrison
Woodlawn
TEXAS
Bossier
Gladewater / Glenwood / White Oak / Willow Springs
GMXR / PVA
CARTHAGE NORTH
Tatum / Blocker
Smith
Waskom
Caddo
Gregg
20 ACRES
East Texas
HK 20 Acre
Caspiana Elm Grove
Bethany / Elysian
LOUISIANA
Oak Hill
GDP 20 Acre
Carthage / Beckville
Briggs
Overton
DVN 20 Acre
Cherokee
Panola
De Soto
Rusk
N
0 39,257
FEET

Harrison County Cotton Valley Sands *

498 Wells 9 – 50 Yrs Old Production Average to Date: 1.14 BCFE – Still Increasing

144 Wells Have Produced from 1.3 BCFE – 9.6 BCFE

Cotton Valley Well | GMXR Area | 20 Acre Downspacing

* Production data from IHS Dwights, February 2007

Harrison County, All CVS Wells > 9 Yrs Old

Wells Completed	Dates	Avg. Daily Prod. 12/06		
< 9 Yrs.	1/99 - 12/06	238 mcfe	635 Wells	62% (not Inc.)
9 - 19 Yrs.	4/87 - 12/98	89 mcfe	247 Wells	24%
20 - 29 Yrs.	4/77 - 3/87	72 mcfe	136 Wells	13%
30+ Yrs.	1/55 - 3/77	65 mcfe	12 Wells	1%

18 Yrs. Avg. Life of Wells Represented (2)

Yr. 19 – 28 Should Produce .26 BCF More = 1.4 BCF in 28 yrs.



100,000
10,000
1,000
100
CUM MMCFE
Average 1.14 bcfe – Still Producing @ 83 mcfgpd! (1)
1 26 51 76 101 126 151 176 201 226 251 276 301 326 351 376 401 426 451 476
CVS Well Count
9 to 19 Yrs
20 to 29 Yrs
=>30 Yrs

(1) Chart of cumulative production data as of November 2006 from IHS Dwights. (2) Average calculated based on group of wells above, future 10 yr. production calculated based on 2% linear decline.

Harrison County, All CVS Wells


Average .94 bcfe – Still Producing! (1)
65 mcfgpd 1% 10 Yr. Avg. Linear Decline
=> 30 Yrs Old 1/55 – 3/77
CUM MMCFE
CVS Well Count


Average 1.2 bcfe – Still Producing! (1)
72 mcfgpd 2% 10 Yr. Avg. Linear Decline
20-29 Yrs Old 4/77 – 3/87
CUM MMCFE
CVS Well Count


Average 1.1 bcfe – Still Producing! (1)
89 mcfgpd 2% 10 Yr. Avg. Linear Decline
9-19 Yrs Old 4/87 – 12/98
CUM MMCFE
CVS Well Count


Average 1.1 bcfe – Still Producing! (1)
83 mcfgpd
9 - 50 Yrs Old 1/55 – 12/98
CUM MMCFE
CVS Well Count
9 to 19 Yrs
20 to 29 Yrs
=>30 Yrs

(1) Chart Production data from IHS Dwights, November 2006.


Carthage, North JV & 100% Areas
104 CVS Wells 1st 90 Days Production (1)
MCFEPD
JV & 100% Area Average Daily Production
GMXR 100% Area Average Daily Production
1000
750
500
250
0
30 Days
60 Days
90 Days
CVS EUR YE06 (2)
GMXR Operated Wells
PVOG Operated Wells


104 CVS Production Histories with CVS Average Curve
Gas Recovery Per Layer Per 640 Acres (M²) (3)
UCV: Gas in Place per 640 Acres 68 BCFE
Gas Recoverable per 640 Acres 47 BCFE (e70%)
LCV: Gas in Place per 640 Acres 100 BCFE
Gas Recoverable per 640 Acres 8 BCFE (e8%)
Average Decline for GMXR 104 CVS Wells
MCFD
Days


YE Proved Reserves EUR Average per CVS Well (4)
YE Estimates for CVS Reserves have increased for
6 Consecutive Years Due to Production Performance
Total CVS Wells
MCFE EUR Average
Total CVS Producing Well Count
YE EUR

(1) Production data are CVS Wells from Completions during 2004 – Mar. 13, 2007, 24 hours days only & exclude partial days and shut ins.

(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Vertical Wells Only

(3) Internal estimates, work in progress one square mile Daily Production Data for CVS Wells completed in 2004 – Mar. 2007

(4) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Sproule Associates, Inc. 12/31/01 - 12/31/05.

Harrison County Travis Peak / Pettit *

Average Production to Date 1.21 BCFE – Still Producing!

30-83 Year Old Lives So Far


Travis Peak, Pettit &
Other Shallow Production
TEXAS
LOUISIANA
Harrison
Woodlawn
GMXR / PVA
CARTHAGE NORTH
Tatum / Blocker
Waskom
Bethany /
Elysian
Gladewater /
Glenwood /
White Oak /
Willow Springs
Gregg
Smith
East Texas
Oak Hill
Overton
Carthage / Beckville
Briggs
Panola
Rusk
Cherokee
Caddo
Bossier
Caspiana
Elm Grove
De Soto
N
Eagleford
Subclarksville
Woodbine
Paluxy
Henderson
Rodessa
James
Pettit
Travis Peak
Cotton Valley
0
39,257
FEET

Harrison County Travis Peak / Pettit *

1,460 Active Producers Oldest Producer 12/3/1924

Lake PG Inc. Bryson #B-1 API 42-203-01373

1939 - 1941 Nine DVN Wells

Devon Energy Product Jim Davis #1 API 42-203-01153

292 Wells 50 Yrs – 83 Yrs   288 Wells 30 Yrs – 49 Yrs

* Production data from IHS Dwights, February 2007

High Quality Conventional & Unconventional Resources


Open Hole Gamma Ray
Gas Shows
Orange Silt
Yellow Sand or Lime
Purple predominantly Shale
6,500
7,000
7,500
8,000
8,500
9,000
9,500
10,000
10,500
11,000
11,500

Multiple Targets:

Target	Estimated Gas-in-Place Per 640 Acres		Reservoir Type
Pettit			
Travis Peak / Hosston Sands			Conventional Reservoirs
Middle TP Sands			
Lower TP Sands			
Stroud Sands		UCV	Tight Gas Sands
BCD Sands	34 BCFE	UCV	
Davis Sands	8 BCFE	UCV	
Taylor Sands	26.6 BCFE	UCV	
Upper Bossier		LCV	Gas Shales
Middle Bossier	100 BCFE	LCV	
Lower Bossier		LCV	
Haynesville/Smackover			Tight Limes

(1) Company internal estimates of gas-in-place.

Pure Play Gas Farming Stats

	Vertical Wells		
	Travis Peak /Pettit	Upper Cotton Valley Conventional	Upper Cotton Valley Flex
Well Depth	7,000'	10,000'	10,000'
Completed Well Cost (1)	$1 mm	$1.9 mm	
EUR (1)	1 Net BCFE	1.07 Net BCFE	
PUD's F&D Costs (1)	**$1.25**	**$1.77**	

Performance

	TP/P	UCV-Conv	UCV-Flex
Spud to TD	9 Days	18 Days	10 Days
Spud to Spud	18 Days	22 Days	18 Days
Spud to Sales	38 Days	36 Days	26 Days
Fracture Stimulation	Stim Perf	2-4 Stages	2-4 Stages
Stage Types	10,000 bbls slickwater/350,000 # tmp sd/@ 55 bpm		

(1) See definition in Glossary of Terms for F&D Costs. EUR Estimated by MHA Petroleum Consultants in association with Sproule Associates, Inc. CWC are company actual costs for 1H07. Net revenue avg. is 81%. Travis Peak / Pettit EUR based on 2007 drilling results & avg. CUM in Harrison Co.

Carthage North Field Office Marshall, TX Land Office

Operator	Rigs	Status (Area)	Contract Term	Depth	Drawworks Horsepower
GMXR	**DBD #9** [1]	**Active** (100%)	***GMXR* Owned**	15,000'	1,200 HP
GMXR	**DBD #11** [1]	**Active** (100%)	***GMXR* Owned**	14,000'	1,000 HP
GMXR	**DBD #7** [1]	**Active** (100%)	***GMXR* Owned**	11,000'	1,000 HP
GMXR	Unit Corp #309	**Active** (100%)	Well by Well		
PVA	H&P Flex #188	Active (JV50%)	90 Day Renewable		
PVA	GW Flex #102	Active (JV50%)	thru 09		
PVA	H&P Flex #185	Active (JV30%)	3 Well Renewable		
PVA	H&P #156	Active (JV30%)	Well to Well		

- Land Office Marshall, TX; 40 Land & Title Personnel

Net Revenue 75% - 83.3% NRI (most NRI >= 80%)

YE06 95 miles of Pipelines & 24 miles of ROW in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines [2]

YE07 Expansion 15 miles Pipelines & 4 miles of ROW

- **Take Away Capacity** [3] **:**

***GMXR* 32 mmcf/d; 62 mmcf/d by YE07;**
Current: 100% Area Production 18 mmcfg/d

PVOG 50 mmcf/d; 80 mmcf/d by 9/07;
Current: JV Area Production 35 mmcfg/d

Carthage N. Field Office

	Employee	Consultant	3rd Party
Drilling	68	17	26
Completion	5	2	13
Production/PL	14	26	19
Total All Field	**87**	**45**	**58**

- Field Office 12,000 sq. ft. & 40 Acres Yard; 166 Acres Owned

Frac Water Filter Truck	
Frac Tanks	640 bbls
SWD Well(s)	2
Compression	7,170 HP
Gas Pipelines	95 miles

[1] "DBD" Diamond Blue Drilling Co. wholly owned subsidiary of *GMXR*. [2] Endeavor Pipeline wholly owned subsidiary of GMXR.
[3] From well head to delivery points within all 3 AMIs

GMXR's Cotton Valley Neighbors


XTO
BP
TEXAS
Forest Oil
Harrison
EXCO
TXOK
PVA/
GMXR
Devon
Comstock
XTO
BP
EnCana
GMXR
Smith
Gregg
SandRidge
El Paso
PVA/
Samson
Caddo
Bossier
Anadarko
Forest Oil
GMXR
HK
East Texas
Samson
Comstock
Devon
LOUISIANA
Anadarko
Hunt
CHK
Chevron
Goodrich
Samson
SWN
Chevron
Devon
Anadarko
Goodrich
Chevron
Cherokee
Panola
De Soto
Rusk
Eagleford
Subclarksville
Woodbine
Paluxy
Henderson
Rodessa
James
Pettit
Travis Peak
Cotton Valley
0
39,257
FEET
Map depicts all wells, all depths.
Production data from IHS Dwights,
February 2007

Past 2 Years [(1)]
123 M&A Transactions
East Texas
Total Value $15.5 Billion

(1) Source: Jefferies Randall & Dewey 6/07

GMX RESOURCES INC.
GMXR

Corporate M&A Comparable Transactions

Announced Date	Buyer	Seller	Primary Location	Transaction Amt ($MM)	Proved Reserves (Bcfe)	Total Resources (Bcfe)	Average Daily Production (MMcf/d)	Trans Amt / Proved ($/Mcf)	Trans Amt / Prod ($/Mcf)	Trans Amt / Total Resources ($/Mcf)
7/12/2007	Eagle Rock Energy Partners	Natural Gas Partners, Redman Energy	East and South Texas	$ 180	49.8	NA	10.9	$ 3.61	$ 16,575	NA
4/18/2007	Dune Energy	Goldking Energy	Gulf Coast of LA and TX	338	112.0	NA	24.2	3.02	13,962	NA
1/19/2007	Sterling Energy	Whittier Energy Corp	S TX, SETX, LA, MS, Permian Basin	182	50.0	125.0	18.1	3.64	10,075	1.46
1/7/2007	Forest Oil Corp	Houston Exploration Co	U.S. Mid-Continent ETX, S TX and Arkoma	1,650	699.0	NA	216.1	2.36	7,635	NA
12/14/2006	Linn Energy LLC	Stallion Energy	Texas Panhandle	415	330.0	NA	30.2	1.26	13,751	NA
9/19/2006	Chaparral Energy	Calumet Oil	Oklahoma; U.S. Mid-Continent	500	410.4	NA	28.3	1.22	17,655	NA
9/8/2006	SandRidge Energy	American Real Estate Partners	Val Verde & Permian Basins, ETX Cotton Valley, Gulf Coast, GOM	1,505	500.5	NA	112.0	3.01	13,446	NA
7/24/2006	EXCO Resources	Winchester Energy	U.S. Gulf Coast, ETX, NLA	1,200	400.0	730.0	75.0	3.00	16,000	1.64
6/5/2006	Chesapeake Energy	Four Sevens	Barnett Shale	845	160.0	870.0	30.0	5.28	28,167	0.97
6/1/2006	XTO Energy	Peak Energy Resources	Barnett Shale	110	64.0	264.0	10.0	1.73	11,040	0.42
5/11/2006	Range Resources	Stroud Energy	Barnett Shale, Cotton Valley, Austin Chalk	435	171.0	370.0	33.0	2.54	13,182	1.18
5/2/2006	Devon Energy Corp	Chief Oil & Gas LLC	Barnett Shale, U.S. Mid-Continent	2,200	617.0	2,017.0	55.0	3.57	40,000	1.09
4/28/2006	EXCO Resources	Undisclosed	U.S. Appalachia	115	162.0	213.0	5.0	0.71	23,000	0.54
4/21/2006	Petrohawk Energy Corp	KCS Energy	NLA, ETX, OK, WTX, Gulf Coast	1,950	463.0	1,463.0	156.0	4.21	12,500	1.33
4/17/2006	Pogo	Latigo Petroleum	Permian Basin, TX Panhandle	750	274.8	NA	39.6	2.73	18,939	NA
3/31/2006	Venoco	TexCal Energy	CA, TX	478	188.6	509.0	32.8	2.54	14,585	0.94
2/9/2006	Noble Energy	United States Exploration	Rockies	411	247.8	464.8	20.0	1.66	20,550	0.88
1/26/2006	Platinum Energy Resources	Tandem Energy Holdings	U.S. Mid-Continent (TX, NM)	102	56.4	NA	6.6	1.81	15,455	NA

Resource Transactions

	Trans Amt / Proved ($/Mcf)	Trans Amt / Prod ($/Mcf)	Trans Amt / Total Resources ($/Mcf)
Mean	$ 3.07	$ 19,503	$ 1.06
Median	$ 2.77	$ 15,293	$ 1.03

Represents transactions in which target is resource company

All Transactions

	Trans Amt / Proved ($/Mcf)	Trans Amt / Prod ($/Mcf)	Trans Amt / Total Resources ($/Mcf)
Mean	$ 2.66	$ 17,029	NM
Median	$ 2.64	$ 15,020	NM

- Variability in resource valuations is a result of varying economics of the respective assets

High Growth E&P Peer Group


Enterprise Value / 2006 Proved Reserves Mcfe
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
GMXR Catalysts:
1) Natural Gas Price Increase
2) Production Growth
3) Prove Up 20 Acre Downspacing
4) Proved Reserve Growth
Average = $4.47
$2.07
YE06
258 BCFE
% Proved
Dev. Reserves
65%
43%
40%
51%
37%
34%
63%
71%
66%
30%
SWN
CRZO
GDP
DPTR
FST
HK
PLLL
UPL
CRK
GMXR

Note: Based on 6/30/07 balance sheet information of growth E&P companies with similar resource assets. Data source: CapitalIQ, reserves from company press releases. For GMXR EV = current market cap as of 8/23/07 + (preferred stock + debt - cash & short term investments as of 6/30/07). Current market cap of peer group is based on Nasdaq closing stock prices as of September 20, 2007.

Recent Price:	(1)	$33.31	**Proved Reserves 12/31/06** (2)	**258 BCFE**
120 Day Price Range:		$40.05 - $30.33	Proved Developed:	30%
Enterprise Value:	(1) (4)	$533,144,473	**Operated Production**	**59%**
Shares Outstanding:		13,268,000	Analyst Avg. YE07 Estimates	372 BCFE
90 Day Average Daily Volume	(1)	**172,231**	**Natural Gas Production / Reserves**	**91% / 94%**
Management Ownership:	(3) (5)	**18%**	Avg. Daily Production	26 mmcfepd
Institutional Ownership:	(1) (5)	**87%**	**Cash Flow 1H07 (non-GAAP)**	**$20,700,000**
L-T Debt/Total Capitalization:	6/30/07	**18.8%**	**1H07 LOE**	**$0.97 MCFE**

Name / Position	Age	'GMXR'	Background
Ken Kenworthy, Sr. *CFO, EVP, Dir.*	72	6.5% (5)	Co-Founder, CFO NYSE Company. 27 years E&P
Ken Kenworthy, Jr. *Pres., CEO, Chair*	51	6.2% (3) (5)	Co-Founder, Geoscientist. 32 years E&P
Gary Jackson, *VP Land*	57	options	Land Management. E&P 26 years
Richard Hart, Jr. *Operations Mgr. P.E.*	50	options	GMX Mar. 2003, 27 yrs. drilling, completion & production
Timothy Benton *Reservoir P.E.*	51	options	Reservoir Engineer. 31 years
Keith Leffel VP Endeavor Pipeline	58	options	32 years Gas Marketing
Wayne Smith *P.E., Drilling*	51		Consulting Petroleum Engineer. 28 years
Charles Pope *Drilling & Completions Mgr.P.E.*	49	options	Pinnacle Technologies, XTO Energy. 25 years SPE Papers #25241, #20682 & # 16204
James Merrill *Controller, CPA*	39	options	15 years Financial Management & Experience, S.E.C. & Sarbanes Oxley

(1) Nasdaq as of September 20, 2007. (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. (3) Ken Kenworthy, Jr. and wife own 11.4% of common stock when combined. (4) Enterprise Value = current market cap + (preferred stock [$50mm] + debt - cash & short term investments). (5) Gives effect to sale of 2 million shares of common stock on Feb. 1, 2007.

Analyst Contacts

Company	Analyst Name	Telephone	Email
A.G. Edwards & Sons, Inc.	Michael Scialla	303.893.4378	
CapitalOne Southcoast, Inc.	Richard Tullis	504.593.6118	richard.tullis@captialonebank.com
Ferris, Baker Watts, Inc.	Richard Rossi	267.757.8773	rrossi@fbw.com
Howard Weil, Inc.	Jonathan Robert	504.582.2638	jonathanr@howardweil.com
	Peter Kissel	504.582.2881	peterk@howardweil.com
Pickering Energy Partners, Inc.	David Heikkinen	504.251.6181	dheikkinen@pickeringenergy.com
	Marshall Carver IV	504.371.5564	mcarver@pickeringenergy.com
Pritchard Captial Partners, LLC	Stephen F. Berman, CFA	212.682.7895	sberman@pritchardcaptial.com
Sidoti & Company, LLC	Mark Lear, CFA	212.453.7027	mlear@sidoti.com

Glossary of Terms

1P	Proved Reserves
2P	Probable Reserves
3P	Possible Reserves
bbl or bo	barrel of oil
BCFE	Billion Cubic Feet Gas Equivalent (oil & gas combined 6:1
CAPEX	Capital Expenitures
CCV	Completed Cotton Valley
CVS	Cotton Valley Sand Well
CWC	Completed Well Cost
E&P	Exploration and Production
Estimated Future Net Revenues	Estimated future gross revenue to be generated from the production of proved reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related expenses such as general and administrative expenses, debt service and future income tax expense or to deprecation, depletion and amortization.
EUR	Estimated Ultimate Recovery
F&D	Finding and Development Costs. Total acreage and completed well costs are divided by estimated net EUR per well. Our measure of F & D costs may not be comparable to other companies. At this time, internal estimates were also used for rate using Company owned rigs.
JV	Joint Venture

LCV	Lower Cotton Valley
MBbls	One thousand barrels of oil
MCF	One thousand cubic feet of gas
MCFe	One thousand cubic feet of gas equivalent
mcfepd	One thousand cubic feet of gas equivalent per day
MMCF	One million cubic feet of gas
MMCFe	One million cubic feet of gas equivalent
mmcfg	Million cubic feet gas
mmcfgpd	Million cubic feet gas per day
PE	Professional Engineer
Poss	Possible Undeveloped Wells
Present Value or PV	When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues
Prob	Probable Undeveloped Wells
PUD	Proved Undeveloped Wells
PVA	Penn Virginia Corporation
PVOG	Penn Virginia Oil and Gas
Spud	To begin drilling operations on a well
Takeaway Capacity	The ability to move gas to a market for sale
TP/P	Travis Peak / Pettit
TCFE	Trillion cubic Feet Gas Equivalent (oil & gas combined 6:1 basis to gas equivalent
UCV	Upper Cotton Valley

GMXR

NASDAQ®

GLOBAL SELECT